EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND

Supplement to Summary Prospectus dated March 1, 2022 as revised July 1, 2022

The following changes are effective November 18, 2022.

The following replaces “Portfolio Managers” in “Management”:

Portfolio Manager. Douglas R. Rogers, CFA, Vice President of Eaton Vance, has managed the Fund since July 1, 2021.

November 15, 2022	41523 11.15.22